American Century Variable Portfolios, Inc. Prospectus Supplement VP Balanced Fund
Supplement dated June 24, 2010 ¡ Prospectus dated May 1, 2010

The following replaces the Portfolio Managers section on page 5 of the prospectus.

Portfolio Managers

William Martin, CFA, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997.

Claudia Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2010.

G. David MacEwen, Chief Investment Officer – Fixed Income, has shared primary responsibility for the management of the fund since 2005, and has served on teams managing fixed-income investments since joining the advisor in 1991.

Robert V. Gahagan, Senior Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2005, and has served on teams managing fixed-income investments since joining the advisor in 1983.

Brian Howell, Vice President and Senior Portfolio Manager, has shared primary responsibility for the management of the fund since 2005, and has served on teams managing fixed-income investments since joining the advisor in 1987.

The following replaces the Equity Portion of VP Balanced subsection of The Fund Management Team section on page 10 of the prospectus.

Equity Portion of VP Balanced

The team that manages the equity portion of the fund meets regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the equity portion of the fund as they see fit, guided by the fund’s investment objective and strategy. The individuals listed below are primarily responsible for the day-to-day management of the equity portion of the fund.

William Martin

Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 1997. He joined American Century Investments in 1989 and became a portfolio manager in 1991. He has a bachelor’s degree in economics from the University of Illinois and is a CFA charterholder.

Claudia Musat

Ms. Musat, Portfolio Manager and Quantitative Analyst, has been a member of the team that manages the fund since 2010.  She joined American Century Investments in 2005 as a quantitative analyst and became a portfolio manager in 2008.  She has a bachelor’s degree in computer science from the University of Iasi, Romania, a master’s degree in mathematics from Florida State University and a master’s degree in financial engineering from the University of California at Berkeley.

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